Exhibit 10.11.3

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the _29th__ day of __June__, 2011, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the "Parent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, REGIONS BANK, a national banking association (assignee of Societe General), UNION BANK, N.A., a national banking association, PNC BANK, NATIONAL ASSOCIATION, a national banking association, EUROHYPO AG, NEW YORK BRANCH, the New York branch of a German corporation, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, (hereinafter referred to individually as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the "Agent").

W I T N E S S E T H:

    WHEREAS, Borrower, Parent, Lenders and Agent entered into that certain Second Amended and Restated Credit Agreement dated as of November 2, 2009 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a revolving credit facility (the "Credit Facility") in the aggregate principal amount of up to Five Hundred Sixty Million and No/100 Dollars ($560,000,000.00) at any one time outstanding; and

WHEREAS, by letter dated October 19, 2010, Borrower voluntarily reduced the maximum principal amount of the Credit Facility to Five Hundred Twenty Million and No/100 Dollars ($520,000,000.00) at any one time outstanding; and

WHEREAS, by Assignment and Acceptance Agreement dated June 17, 2011, Societe Generale has assigned 100% of its Commitment and outstanding Loans to Regions Bank; and

WHEREAS, Borrower, Parent, Lenders and Agent desire to modify and amend the Credit Agreement in order to modify certain financial covenants set forth in the Credit Agreement and for the other purposes set forth herein, as more particularly set forth herein.

NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders, and Agent do hereby covenant and agree as follows:

1.   Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.   Adjusted Asset Value.  The first paragraph of the definition of "Adjusted Asset Value" contained in Section 1.1 of the Credit Agreement, which did read:

""Adjusted Asset Value" means, as of a given date, the sum of EBITDA attributable to malls, power centers and all other assets for the trailing 4 quarters most recently ended, divided by (x) prior to December 31, 2011, seven percent (7%), or (y) from and after December 31, 2011, eight percent (8%).  In determining Adjusted Asset Value:"

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

""Adjusted Asset Value" means, as of a given date, the sum of EBITDA attributable to malls, power centers and all other assets for the trailing 4 quarters most recently ended, divided by seven and one-half percent (7.5%).  In determining Adjusted Asset Value:"

3.   Applicable Margin.  Effective as of 11:59 p.m. on August 28, 2011, the definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement, which reads:

""Applicable Margin" means the percentage rate set forth below corresponding to the ratio of Total Liabilities to Gross Asset Value as determined in accordance with Section 10.1.(b):

Level	Ratio of Total Liabilities to Gross Asset Value (Agreement Date through August 27, 2011)	Applicable Margin		Ratio of Total Liabilities to Gross Asset Value (August 28, 2011 through Maturity Date)	Applicable Margin
		Agreement Date through August 27, 2010	August 28, 2010 through August 27, 2011
1	Less than 0.45 to 1.00	0.75%	1.45%	Less than 0.50 to 1.00	3.25%
2	Greater than or equal to 0.45 to 1.00 but less than 0.55 to 1.00	0.90%	1.60%	Greater than or equal to 0.50 to 1.00 but less than 0.55 to 1.00	3.75%
3	Greater than or equal to 0.55 to 1.00 but less than 0.60 to 1.00	1.05%	1.75%	Greater than or equal to 0.55 to 1.00 but less than 0.60 to 1.00	4.00%
4	Greater than or equal to 0.60 to 1.00	1.20%	1.90%	Greater than or equal to 0.60 to 1.00	4.25%

The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3.  Any adjustment to the Applicable Margin shall be effective, as applicable, as of

(x) August 28, 2010, (y) August 28, 2011, and (z) the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3; provided however, if the date for delivery of the Compliance Certificate falls on a day that is not a Business Day, and the Compliance Certificate is delivered on the next Business Day occurring thereafter and such Business Day is in the month following the month in which the due date occurs, the adjustment to the Applicable Margin shall be effective as of the date the Compliance Certificate is delivered.  If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3., and does not cure such failure within ten (10) days after notice from the Administrative Agent (which notice may be given to the Senior Vice President – Real Estate Finance by email or telephone), the Applicable Margin shall equal the percentages corresponding to Level 4 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered.  Notwithstanding the foregoing, for the period from the Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be determined based on Level 2.  Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition."

shall be deleted in its entirety, and the following shall be inserted in lieu thereof:

""Applicable Margin" means the percentage rate set forth below corresponding to the ratio of Total Liabilities to Gross Asset Value as determined in accordance with Section 10.1.(b):

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than 0.50 to 1.00	2.00%
2	Greater than or equal to 0.50 to1.00 but less than 0.55 to 1.00	2.50%
3	Greater than or equal to 0.55 to1.00 but less than 0.60 to 1.00	2.75%
4	Greater than or equal to 0.60 to 1.00	3.00%

The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3.  Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3; provided however, if the date for delivery of the Compliance Certificate falls on a day that is not a Business Day, and the Compliance Certificate is delivered on the next Business Day occurring thereafter and such Business Day is in the month following the month in which the due date occurs, the adjustment to the Applicable Margin shall be effective as of the date the Compliance Certificate is delivered.  If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3., and does not cure such failure within ten (10) days after notice from the Administrative Agent (which notice may be given to the Senior Vice President – Real Estate Finance by email or telephone), the Applicable Margin shall equal the percentages corresponding to Level 4 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered."

4.   LIBOR.  The definition of "LIBOR" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the clause "; provided, however, LIBOR shall not be less than one and one-half percent (1.50%)," therefrom.

5.   Loan Party.

(a)    The definition of Loan Party is hereby amended by adding the following as the third sentence thereof:

"For purposes of clarity, any Person which is a Loan Party solely by virtue of having guaranteed all or a portion of the Obligations and/or having pledged Collateral to secure all or a portion of the obligations shall cease to be a Loan Party upon the release of all of such Collateral and/or the release of such Person from all of its obligations under such guaranty."

(b)    As of the date of this First Amendment, the Loan Parties, in addition to Borrower, are the Persons listed on Schedule 1.1 attached hereto.

6.   Revolving Commitment.  Borrower hereby confirms, acknowledges and agrees that by letter dated October 19, 2010, Borrower reduced the Revolving Commitment from $560,000,000 to $520,000,000.  Accordingly, Schedule I of the Credit Agreement is hereby replaced with Schedule I attached hereto.

7.   Notice Addresses.  Schedule 13.1 of the Credit Agreement is hereby amended by deleting the following from page 2 thereof:

"Societe Generale

Lending Office (all Types of Advances) and
Address for Notices:

1221 Avenue of the Americas
New York, New York  10020
Attention:  Client Credit Group - Real Estate; Louis Antonelli
Telecopier:  (212) 278-7614
Telephone:  (212) 278-6359"

and by inserting the following in lieu thereof:

"Regions Bank

Lending Office (all Types of Advances) and
Address for Notices:

1900 5th Avenue North, 15th Floor
Birmingham, Alabama  35203
Attention:  Lori Chambers, Vice President
Telecopier:  (205) 264-5456
Telephone:  (205) 326-5465"

8.   Litigation.  Borrower warrants and represents that Schedule 7.1(i) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

9.   Conditions Precedent.  Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

(a)    counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

(b)    Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the "Guarantor Consents"), consenting to this Amendment and the transactions contemplated hereby;

(c)    a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying that, except as stated therein, (i) the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since November 2, 2009; (ii) the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since November 2, 2009; (iii) attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or

Borrower are hereinafter collectively referred to as the "Borrower Amendment Documents"); and (iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

(d)    a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying that, except as stated therein (i) the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since November 2, 2009; (ii) attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property, the Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the "Loan Party Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

(e)    a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since November 2, 2009 (or attaching copies of any such amendments); (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

(f)    the opinions of Borrower's counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

(g)    payment to Agent, for the benefit of Lenders, of all fees due in connection with this Amendment.

Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

10.   Representations and Warranties; No Default.  Borrower hereby represents and warrants to the Agent and the Lenders that:

(a)    all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of Borrower's execution of this Amendment;

(b)    no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

(c)    Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

(d)    the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

(e)    the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

(f)    this Amendment, the Guarantor Consents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

11.   Expenses.  Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents, the Loan Party Amendment Documents, and the Properties Amendment Documents.

12.   Defaults Hereunder.  The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

13.   References.  All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

14.   Limitation of Agreement.  Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

15.   Counterparts.  To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

16.   Further Assurances.  Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

17.   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

18.   Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

[Signatures Begin on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:
CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By: CBL Holdings I, Inc., a Delaware corporation, its sole general partner

By:	/s/ John N. Foy
Name:	John N. Foy
Title:	Vice Chairman of the Board and Chief Financial Officer

PARENT:
CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purposes set forth in Section 13.22 of the Credit Agreement.

By:	/s/ John N. Foy
Name:	John N. Foy
Title:	Vice Chairman of the Board and Chief Financial Officer

 [Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Kerry Richards
Name:	Kerry Richards
Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Michael P. Szuba
Name:	Michael P. Szuba
Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher Morrissey
Name:	Christopher Morrissey
Title:	Assistant Vice-President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

REGIONS BANK

By:	/s/ Lori Chambers
Name:	Lori Chambers
Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

UNION BANK N.A.

By:	/s/ Andrew Romonasky
Name:	Andrew Romanosky
Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew T. White
Name:	Andrew T. White
Title:	Senior Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

EUROHYPO AG, NEW YORK BRANCH

By:	/s/ Jeffrey A. Altenau
Name:	Jeffrey A. Altenau
Title:	Executive Director

By:	/s/ John Hayes
Name:	John Hayes
Title:	Director

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Dawson W. Granade
Name:	Dawson W. Granade
Title:	Senior Vice President

[End of Signatures]

SCHEDULE I

Commitments

Lender	Commitment

Wells Fargo Bank National Association (includes commitment of Wachovia Bank, predecessor-by-merger)	$162,500,000.00

Bank of America, N.A.	$ 97,500,000.00

Keybank National Association	$ 69,642,857.14

PNC Bank, National Association	$ 51,071,428.57

U.S. Bank National Association	$ 46,428,571.43

Eurohypo AG, New York Branch	$ 46,428,571.43

Union Bank, N.A. (formerly known as Union Bank of California, N.A.)	$ 23,214,285.71

Regions Bank	$ 23,214,285.71

SCHEDULE 1.1

List of Loan Parties in Addition to Borrower

CBL Holdings I, Inc., a Delaware corporation
CBL & Associates Properties, Inc., a Delaware corporation
Lakeshore/Sebring Limited Partnership, a Florida limited partnership
CBL/Monroeville Expansion, L.P., a Pennsylvania limited partnership
Brookfield Square Parcel, LLC, a Wisconsin limited liability company
Madison Joint Venture, an Ohio general partnership
CBL/Sunrise Commons, L.P., a Texas limited partnership
The Shoppes at Panama City, LLC, a Florida limited liability company
Meridian Mall Limited Partnership, a Michigan limited partnership
Westgate Crossing Limited Partnership, a South Carolina limited partnership